Restricted Cash	6 Months Ended
Jun. 30, 2012
Restricted Cash
Restricted Cash

D. Restricted Cash

        We entered into ECA facility agreements in 1999 and 2004 through subsidiaries. See Note J—Debt Financings. We had no loans outstanding under the 1999 ECA facility as of June 30, 2012. Because of our current long-term debt ratings, the 2004 ECA facility requires us to segregate security deposits, overhaul rentals and rental payments received under the leases of the aircraft funded under the 2004 ECA facility (segregated rental payments are used to make scheduled principal and interest payments on the outstanding debt). The segregated funds are deposited into separate accounts pledged to and controlled by the security trustee of the 2004 ECA facility. At June 30, 2012, and December 31, 2011, respectively, we had segregated security deposits, overhaul rentals and rental payments aggregating $396.0 million and $414.8 million related to aircraft funded under the 2004 ECA facility. The segregated amounts fluctuate with changes in security deposits, overhaul rentals, rental payments and principal and interest payments related to the aircraft funded under the 2004 ECA facility. In addition, if a default resulting in an acceleration of the obligations under the 2004 ECA facility were to occur, pursuant to a cross-collateralization agreement, we would have to segregate lease payments, overhaul rentals and security deposits received after such acceleration event occurred relating to all the aircraft funded under the 1999 ECA facility, even though those aircraft are no longer subject to a loan at June 30, 2012.